R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 Priority Technology Holdings, Inc. (Nasdaq: PRTH) Supplemental Slides: Q1 2026 Earnings Call May 2026

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 2 Disclaimer Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2026 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward- looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 10, 2026. These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non- GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of revenue, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Adjusted Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of services (excluding depreciation and amortization) from Revenue. Adjusted Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted Gross Profit discussed above by Revenue. Adjusted EBITDA referred to throughout this presentation is a non-GAAP measure calculated as net income prior to interest expense, tax expense, depreciation and amortization expense, adjusted to add back certain non-cash charges and / or non-recurring charges deemed to not be part of normal operating expenses. Adjusted EBITDA margin referred throughout this presentation is a non-GAAP measure calculated by dividing Adjusted EBITDA discussed above by Revenue. See Appendix 1 – 2 of this presentation for a reconciliation of Adjusted Gross Profit to Gross Profit as per GAAP, a reconciliation of Adj. EBITDA to GAAP Income (loss) before Taxes and Priority’s earnings press release for more details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 $168 $204 $225 $58 2023 2024 2025 2026 $756 $880 $953 $250 2023 2024 2025 2026 3 Key 1st Quarter 2026 Highlights Q1 2026 RESULTS MAINTAINING STRONG FY 2026 GUIDANCE Q1 2026 KEY METRICS NET REVENUE +11% ADJ GROSS PROFIT1 +13% ADJ EBITDA1 +13% ADJ EPS (diluted) $0.28 $1.8B Account Balances 1.8M Customer Accounts $153B Total Payments Volume2 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 2 Represents LTM payments volume as of March 31, 2026 (+27%) TOTAL REVENUE (In Millions) ADJUSTED EBITDA1 (In Millions) $1,010 - $1,040 $230 - $245 2026 Guidance Range 2026 Guidance Range Q1 Actual Q1 Actual

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 4 Q1 2026 Consolidated Results $87.3M $98.8M $51.3M $58.1M $224.6M $249.6M Q1 25 Q1 26 Q1 25 Q1 26 Q1 25 Q1 26Q1 25 Q1 26 11% 13% 13% Adjusted EBITDA1 increased 13% to $58.1 million Adj Gross Profit margin1 increased 70 basis points to 39.6% Adj Gross Profit1 increased 13% to $98.8 million Revenue increased 11% to $249.6 million 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details 70bps 38.9% 39.6%

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 5 Accelerate Cash Flow Optimize Working Capital ▪ Priority Commerce Engine (PCE) is a unified platform that provides our customers a personalized financial toolset to accelerate cash flow and optimize working capital on a single platform to collect, store, lend, and send money combining merchant services, payables and banking & treasury solutions ▪ Built with vision: PCE is a native platform built to manage money movement in complex multi- party environments Priority Commerce: Powering an Ecosystem of Integrated Financial Solutions A Proprietary API Suite that Enables Acquiring, Treasury & Payables Solutions Treasury Solutions Passport automates reconciliation, streamlines financial operations & provides full transparency to your liquidity Merchant Solutions Full featured POS & merchant acquiring solutions that accelerate your cash flow to capture revenue opportunities for businesses Payables Optimize your working capital and earn cash back by leveraging our payables & financing solutions while automating reconciliation LendCollect Store We Provide Personalized Payments and Banking Solutions to: Send + Priority Commerce Engine

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 6 Priority Commerce Engine Acc el er at eC as h Fl ow Payment Orchestration Optim ize W orkingCapital TreasurySolutionsDat a& Bu sin es s In sig ht s Payable Management (Credit, Debit, ACH, Check, Wire) (GLMapping,Recon,FIDC Pass-Through Insurance) (Card Issuing, AP Automation, ACH+) In te gr at ed Pa rt ne rs Consumer Finance Sports & Entertainment Payroll & Benefits Property Tech & Construction Others Consumers Small Businesses Property Managers Others Sports Franchises ✓ Monthly Platform SaaS Fees✓ Interchange on Card Volume ✓ Payment Processing Fees ✓ Float Income on Account Balances End Custom ers Revenue Streams

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 7 First Quarter 2026 Financial Results

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 35% 39% 42% 45% 47% 49% 50% 51% 52% 53% 54% 54% 54% 4% 4% 4% 5% 7% 7% 7% 7% 8% 8% 8% 8% 8% 39% 42% 46% 50% 54% 56% 57% 59% 60% 61% 62% 62% 62% Q1 2023 (LTM) Q2 2023 (LTM) Q3 2023 (LTM) Q4 2023 (LTM) Q1 2024 (LTM) Q2 2024 (LTM) Q3 2024 (LTM) Q4 2024 (LTM) Q1 2025 (LTM) Q2 2025 (LTM) Q3 2025 (LTM) Q4 2025 (LTM) Q1 2026 (LTM) Treasury Solutions Payables % of Adj. Gross Profit from Payables & Treasury Solutions1,2 8 1 Contribution percentages exclude intersegment eliminations 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Continued Shift to High Value Segments 44% 47% 52% 56% 58% 56% 59% 62% 62% 62% 63%  Quarter-to-Date (Payables + Treasury Solutions)   60% +1% Impact of Excluding Acquisitions +1% +2% +5% Payables and Treasury Solutions segments represented 62% of LTM Adj Gross Profit (65% excluding impact of acquisitions) Contributed to ~73 bps of YoY expansion in Adj Gross Margins in Q1 2026 63% of Adjusted Gross Profit in Q1 2026 was from recurring revenues +3% 63% +6%

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 9 Merchant Solutions Highlights – Q1 2026 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $161.8MM +7% YoY Adj. Gross Profit1 $36.7MM +11% YoY | 22.7% Margin Adj. EBITDA1 $27.7MM +8% YoY | 17.1% Margin Q1 2026 Segment Highlights ➔ Revenue growth driven by a combination of 4% organic growth plus Boom Commerce and Dealer Merchant Services acquisitions in 2H 2025 ➔ Total Card $ Volumes in Q1 increased over 2.5% to $18.1bn ➔ Gross Margins expanded by over 80 bps

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 10 Payables Highlights – Q1 2026 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $32.4MM +36% YoY Adj. Gross Profit1 $9.2MM +26% YoY | 28.4% Margin Adj. EBITDA1 $5.5MM +55% YoY | 16.8% Margin Q1 2026 Segment Highlights ➔ Revenue growth driven by 37% increase in Buyer-Funded revenues and 31% increase in Supplier-Funded revenues ➔ Gross Margins impacted by strong growth in Buyer-Funded revenues ➔ Adj EBITDA growth of 55% driven by continued strong operating leverage

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 11 Treasury Solutions Highlights – Q1 2026 1 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Revenue $58.8MM +17% YoY Adj. Gross Profit1 $52.9MM +13% YoY | 89.8% Margin Adj. EBITDA1 $46.7MM +10% YoY | 79.3% Margin Q1 2026 Segment Highlights ➔ CFTPay Avg Monthly New Enrollments of 50K contributed to 20% increase in Billed Clients to 1.1MM ➔ Growth in account balances more than offset the impact of 75 bps of YoY rate cuts ➔ 127 Integrated Partners at quarter-end (up 28% from Q1 2025)

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 12 Consolidated Operating Expenses – Q1 2026 Salaries & Benefits $28.5MM +11% YoY SG&A $19.2MM +27% YoY Depreciation & Amortization $17.6MM +28% YoY Q1 2026 Segment Highlights ➔ Higher Salaries & Benefits driven by acquisition-related headcount additions ➔ Increase in SG&A expenses primarily driven by nonrecurring services related to Special Committee, software (incl public cloud migration) and marketing related expenses

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 5.1x 4.9x 4.6x 4.3x 4.2x 4.1x 4.4x 4.2x 4.0x Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Senior Debt Preferred Equity 13 Capital Structure Highlights Net Leverage Calculation Total Debt Balance1 $1,020.0 ( - ) Unrestricted Cash Balance $92.2 Net Debt $927.8 LTM Adj. EBITDA (Q1 2026)2 $232.0 Net Leverage Ratio 4.00x 1 Total debt balance excludes non-recourse borrowings under the residual financing facility 2 Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details Key Updates and Highlights   Closed DMS acquisition on 10/1/2025 and upsized Term Loan by $35 million Available liquidity over $190 million including unfunded $100 million Revolver and $92 million cash balance Pro forma net leverage ratio of 3.8x based on run-rate impact of acquisitions Capital allocation strategy will focus on continued debt repayment and de-leveraging throughout 2026 Historical Leverage Profile  

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 14 Appendix

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 15 The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below: Appendix 1 – Adjusted Gross Profit1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details. Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Revenues $ 161.8 $ 32.4 $ 58.8 $ (3.5) $ 249.6 $ 151.7 $ 23.9 $ 50.1 $ (1.1) $ 224.6 Cost of Revenue (excluding depreciation and amortization) (125.1) (23.2) (6.0) 3.5 (150.8) (118.6) (16.6) (3.2) 1.1 (137.4) Adjusted Gross Profit 36.7 9.2 52.9 (0.0) 98.8 33.1 7.3 46.9 (0.0) 87.3 Adjusted Gross Profit Margin 22.7% 28.4% 89.8% 39.6% 21.8% 30.5% 93.6% 38.9% Depreciation and amortization of revenue generating assets (2.1) (0.7) (2.5) -- (5.3) (2.0) (0.7) (2.0) -- (4.7) Gross profit $ 34.6 $ 8.5 $ 50.4 $ (0.0) $ 93.5 $ 31.1 $ 6.6 $ 44.9 $ (0.0) $ 82.6 Gross profit margin 21.4% 26.2% 85.6% 37.5% 20.5% 27.6% 89.6% 36.8% (in Millions) (in Millions) Three Months Ended March 31, 2026 Three Months Ended March 31, 2025

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 (in Millions) (in Millions) Three Months Ended March 31, 2026 Three Months Ended March 31, 2025 Merchant Solutions Payables Treasury Solutions Eliminations Total Merchant Solutions Payables Treasury Solutions Eliminations Total Adjusted EBITDA 27.7$ 5.5$ 46.7$ (21.8)$ 58.1$ 25.7$ 3.5$ 42.4$ (20.4)$ 51.3$ Adjusted EBITDA Margin 17.1% 16.8% 79.3% 23.3% 16.9% 14.7% 84.7% 22.8% Interest Expense (1.1) -- (0.4) (19.5) (21.0) -- (1.0) -- (22.2) (23.2) Depreciation and Amortization (9.9) (1.3) (5.2) (1.2) (17.6) (6.6) (1.3) (4.6) (1.2) (13.8) Debt Modification and Extinguishment Expenses -- -- -- -- -- -- -- -- (0.0) (0.0) Selling, General and Administrative (Non-Recurring) -- -- -- (1.5) (1.5) -- -- -- (2.2) (2.2) Non-Cash Stock Based Compensation -- (0.0) (0.0) (2.1) (2.1) (0.0) (0.1) (0.0) (1.5) (1.6) Salary & Employee Benefits (Non-Recurring) -- -- -- (2.5) (2.5) -- -- -- -- -- Bargain Purchase (Non-Recurring) -- -- -- -- -- -- -- -- -- -- Income (Loss) Before Taxes 16.7$ 4.1$ 41.1$ (48.5)$ 13.4$ 19.1$ 1.2$ 37.8$ (47.5)$ 10.5$ Income (Loss) Before Taxes % of Revenue 10.3% 12.7% 69.8% 5.4% 12.6% 4.9% 75.4% 4.7% 16 The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below: Appendix 2 – Adjusted EBITDA1 Reconciliation Note: Certain dollar amounts may not add mathematically due to rounding 1Adjusted Gross Profit, Adjusted Gross Profit margin, Adjusted EBITDA and Adjusted EBITDA margin referred to in this presentation are non-GAAP measures. See slide 2 for further details.

prioritycommerce.com R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 17 The reconciliation of Adjusted Earnings Per Share is provided below: Appendix 3 – Adjusted Earnings Per Share Reconciliation 1 The tax impact calculated using the blended statutory income tax rate (i.e. 26.0% for three months ended March 31, 2026 and 2025) (in Millions) Three Months Ended March 31, 2026 2025 Reconciliation of Adjusted EPS Net income attributable to common shareholders 9.8$ 8.3$ Debt extinguishment and modification costs — 0.0 Stock based compensation 2.1 1.6 Other non-recurring expenses 4.0 2.2 Amortization of acquisition related intangible assets 12.6 9.3 Tax impact of adjustments (1) (4.9) (3.6) Adjusted net income attributable to common share holders 23.6$ 17.8$ Weighted average common shares outstanding (basic) 81.4 78.8 Effect of dilutive potential common shares 2.3 1.1 Weighted average common shares outstanding (diluted) 83.6 79.9 Earnings (loss) per common share: Basic 0.12$ 0.10$ Diluted 0.12$ 0.10$ Adjusted earnings per common share: Basic 0.29$ 0.23$ Diluted 0.28$ 0.22$

R: 0 G: 62 B: 41 R: 1 G: 39 B: 26 R: 254 G: 109 B: 18 R: 255 G: 255 B: 255 R: 231 G: 229 B: 170 R: 166 G: 166 B: 166 R: 117 G: 209 B: 208 R: 131 G: 201 B: 126 R: 37 G: 37 B: 37 18